Exhibit 10.1

                             FIFTH AMENDMENT TO THE
                        HEICO SAVINGS AND INVESTMENT PLAN

        THIS FIFTH AMENDMENT (the "Amendment"), made as of the 25th day of March, 2005, to the HEICO Savings and Investment Plan (the "Plan"), by HEICO Corporation, a Florida corporation (the "Company").

                              W I T N E S S E T H:

        WHEREAS, the Company maintains the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries under the terms and provisions of the Internal Revenue Code of 1986, as amended; and

        WHEREAS, pursuant to Section 15.01 of the Plan, the Company has the power to amend the Plan;

        NOW, THEREFORE, the Plan shall be amended as follows:

        EFFECTIVE AS OF MARCH 28, 2005:

1. Section 10.01(c)(1) is hereby amended in its entirety to read as follows:

                "If the value of a Participant's vested Accounts to be distributed is less than or equal to $1,000, computed on the Participant's Termination Date, the Participant's vested Account balance shall be distributed in a lump sum payment as soon as administratively feasible after his Termination Date."

2. Section 10.01(c)(2) is hereby amended in its entirety to read as follows:

                "If the value of a Participant's vested Accounts as of his Termination Date is greater than $1,000, the Participant's consent to a distribution shall be required; provided that, notwithstanding the lack of consent, distribution shall be made no later than the date established under Section 10.06 for mandatory distributions."

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3.      The last sentence of Section 10.01(c)(3) is hereby amended in its entirety to read as follows:

                "If the value of the Participant's vested Accounts as so determined is $1,000 or less, the Plan shall immediately distribute the Participant's entire vested Account balance."

4.      Section 10.06(d) is hereby amended in its entirety to read as follows:

                "Notwithstanding the foregoing provisions of this Section 10.06, if the value of a Participant's vested Accounts to be distributed is less than or equal to $1,000, computed on the Participant's Termination of Employment, the Participant's vested Account balance shall be distributed in a lump sum payment as soon as practicable after his Termination of Employment."

5.      In all other respects, the Plan shall remain unchanged by the Amendment.

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed the day and year first above written.

                                        HEICO Corporation, a Florida corporation

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title: